Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668

DEFIANCE QUANTUM ETF (QTUM)
(the “Fund”)

June 18, 2020

Supplement to the
Statement of Additional Information
dated April 30, 2020

Effective only for June 18, 2020, the following paragraph supplements the“Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” section on page 34 of the Fund’s SAI.

Orders to redeem Creation Units of the Quantum ETF on June 18, 2020 must be submitted in proper form to the Transfer Agent prior to 10:30 a.m. Eastern time. For such orders, the Order Placement Date will be June 18, 2020. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.